                                                                   Exhibit 99.C3

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of PDR Services, LLC (the "Company"), a Delaware limited liability company, does hereby constitute and appoint Michael J. Ryan, Jr., Michael Cavalier, Joseph Stefanelli and Ivonne Lugo, and any of them, as his true and lawful attorneys-in-fact for him and in his name to sign, execute, deliver and file with the Securities and Exchange Commission Registration Statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments thereto, and any and all certificates, letters, applications or other documents connected therewith which such attorneys-in-fact may deem necessary or advisable for the registration under such Acts of Units of undivided fractional interest in all series of SPDR Trust Series 1, MidCap SPDR Trust Series 1, DIAMONDS Trust Series 1 and any other similar unit investment trust for which the Company is a sponsor and to take any and all action that the said attorneys-in-fact may deem necessary or advisable in order to carry out fully the intent of the foregoing appointment, hereby ratifying and approving the acts of said attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of January, 2000.


                                        By:  /s/ Clifford J. Weber
                                           --------------------------------
                                                 Clifford J. Weber

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of PDR Services, LLC (the "Company"), a Delaware limited liability company, does hereby constitute and appoint Michael J. Ryan, Jr., Michael Cavalier, Joseph Stefanelli and Ivonne Lugo, and any of them, as his true and lawful attorneys-in-fact for him and in his name to sign, execute, deliver and file with the Securities and Exchange Commission Registration Statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments thereto, and any and all certificates, letters, applications or other documents connected therewith which such attorneys-in-fact may deem necessary or advisable for the registration under such Acts of Units of undivided fractional interest in all series of SPDR Trust Series 1, MidCap SPDR Trust Series 1, DIAMONDS Trust Series 1 and any other similar unit investment trust for which the Company is a sponsor and to take any and all action that the said attorneys-in-fact may deem necessary or advisable in order to carry out fully the intent of the foregoing appointment, hereby ratifying and approving the acts of said attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of January, 2000.


                                        By:  /s/ Lawrence G. Larkin
                                           ---------------------------
                                                 Lawrence G. Larkin

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned director of PDR Services, LLC (the "Company"), a Delaware limited liability company, does hereby constitute and appoint Michael J. Ryan, Jr., Michael Cavalier, Joseph Stefanelli and Ivonne Lugo, and any of them, as his true and lawful attorneys-in-fact for him and in his name to sign, execute, deliver and file with the Securities and Exchange Commission Registration Statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments thereto, and any and all certificates, letters, applications or other documents connected therewith which such attorneys-in-fact may deem necessary or advisable for the registration under such Acts of Units of undivided fractional interest in all series of SPDR Trust Series 1, MidCap SPDR Trust Series 1, DIAMONDS Trust Series 1 and any other similar unit investment trust for which the Company is a sponsor and to take any and all action that the said attorneys-in-fact may deem necessary or advisable in order to carry out fully the intent of the foregoing appointment, hereby ratifying and approving the acts of said attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of January, 2000.


                                        By:  /s/ Gary L. Gastineau
                                           ---------------------------
                                                 Gary L. Gastineau

                               POWER OF ATTORNEY
                               -----------------


        KNOW ALL MEN BY THESE PRESENTS that the undersigned Executive Vice President of American Stock Exchange LLC, the sole member (the "Member") of PDR Services, LLC (the "Company"), a Delaware limited liability company, and a director of the Company does hereby constitute and appoint Michael J. Ryan, Jr., Michael Cavalier and Ivonne Lugo, and any of them, as his true and lawful attorneys-in-fact for him and in his name to sign, execute, deliver and file with the Securities and Exchange Commission Registration Statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments thereto, and any and all certificates, letters, applications or other documents connected therewith which such attorneys-in-fact may deem necessary or advisable for the registration under such Acts of Units of undivided fractional interest in all series of SPDR Trust Series 1, MidCap SPDR Trust Series 1, DIAMONDS Trust Series 1 and any other similar unit investment trust for which the Company is a sponsor and to take any and all action that the said attorneys-in-fact may deem necessary or advisable in order to carry out fully the intent of the foregoing appointment, hereby ratifying and approving the acts of said attorneys-in-fact .

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of January, 2000.


                                        By:  /s/ Joseph B. Stefanelli
                                           ----------------------------
                                                 Joseph B. Stefanelli